SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	September 25, 1997


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of February 1, 1997, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1997-NC1) SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)



              Delaware          	  333-14225    	    13-3439681
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On September 25, 1997 a scheduled distribution was made from the Trust
		 to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated September 25, 1997.
		 The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5
			if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated September 25, 1997.



SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1997-NC1

STATEMENT TO CERTIFICATEHOLDERS

          Distribution Date:      09/25/97

                  Beginning
                 Certificate    Principal    Interest   Realized   Certificate
Class   Cusip      Balance    Distribution Distribution  Losses      Balance
A    79548KTT5  86,365,714.56 3,115,072.33  433,951.73       0.00 83,250,642.23
CE           NA  2,973,335.80         0.00  267,031.52       0.00  2,973,335.80

R-II 79548KTV0         100.00         0.00        0.00       0.00          0.00
Total           89,339,050.36 3,115,072.33  700,983.25       0.00 86,223,978.03


      AMOUNTS PER $1,000 UNIT

                                                         Ending   Current
      Principal    Interest       Total     Realized   CertificatePass-Through
ClassDistribution DistributionDistribution    Losses     Balance  Interest Rate
A     32.406137      4.514405    36.920542    0.000000 866.057489      5.835000%
CE     0.000000     89.808733    89.808733    0.000000 1000.00000      3.286710%
R-II   0.000000      0.000000     0.000000    0.000000   0.000000      5.835000%

  Prepayment Premiums collected are distributed to the Class CE Certificates as an addition to the Class CE Interest Distribution Amount.

Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                 37,232.12
TRUSTEE FEES                                  1,377.59

Section 4.02 (iv.)
GUARANTEED DISTRIBUTIONS
                Guaranteed Principal Distribution            0.00
                Guaranteed Interest Distribution       433,951.73

Section 4.02 (v.)
INSURANCE PAYMENT                                 0.00
CERTIFICATE INSURER REIMBURSEMENT                 0.00
CUMULATIVE INSURANCE PAYMENTS                     0.00

Section 4.02 (vi.)
P&I ADVANCES                  Total Advances           103,627.52
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (vii.)
BALANCES AS OF: Stated Principal Balance of Mortgage Loans        86,241,379.52
       09/25/97 Stated Principal Balance of REO Properties                 0.00

Section 4.02 (viii.)
MORTGAGE LOAN CHARACTERISTICS
                Number of Loans                                             770
                Aggregate Principal Balance as of the Due Date    86,241,379.52
                Weighted Average Remaining Term to Maturity                 351
                Weighted Average Mortgage Rate                          9.85639%

                                                                  Unpaid
Section 4.02 (ix.)                                                Principal
DELINQUENCY INFORMATION                                Number     Balance
     30-59 days delinquent                                     38  3,666,997.00
     60-89 days delinquent                                     13  1,454,613.00
     90 or more days delinquent                                 3    451,049.00
     Foreclosure proceedings have commenced                    25  2,271,468.00
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (x.)             Loans that become REO properties in the preceding
                              calendar month:
REO INFORMATION               Unpaid Principal                 Stated Principal
                Loan Number       Balance                         Balance



Section 4.02 (xi.)            Total Book Value of REO Properties:          0.00
REO BOOK VALUES

Section 4.02 (xii.)           Aggregate Amount of Principal Prepayments:
                Curtailments                                           3,017.23
                Payments in Full                                   3,066,345.05

                Prepayment Premiums Collected                         22,338.53
                REO Principal Amortization                                 0.00

Section 4.02 (xiii.)          Realized Losses that were incurred during the
                              related Prepayment Period
REALIZED LOSSES Total Realized Losses             0.00
                Which Include:
                Extraordinary Losses              0.00
                Fraud Losses                      0.00
                Special Hazard Losses             0.00
                Bankruptcy Losses                 0.00

Section 4.02 (xiv.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection            0.00
Account or Distribution Account that caused a reduction of the Available Distribution Amount:

Section 4.02 (xv.)
CERTIFICATE PRINCIPAL BALANCES
                Ending                     Extraordinary
                Principal     Realized     Trust Fund
                Balance       Losses       Expenses
     Class A    83,250,642.23         0.00        0.00
     Class CE    2,973,335.80         0.00        0.00
     Total      86,223,978.03         0.00        0.00

Section 4.02 (xvi.)
CERTIFICATE FACTOR
                                           Certificate
                                           Factor
                              Class A       0.86605749
                              Class CE      0.87007537

Section 4.02 (xvii.)
INTEREST DISTRIBUTION AMOUNTS



                Reduction from the Allocation of:
      Interest     Portion                             Prepayment
   Distribution   Paid Under    Realized    Basis Risk  Interest
       Amount       Policy       Losses     Shortfalls Shortfalls
A    433,951.73          0.00         0.00        0.00       0.00
CE   267,031.52          0.00         0.00        0.00       0.00
TOTAL700,983.25          0.00         0.00        0.00       0.00

                              Relief Act  Extraordinary Remaining
                                Interest    Trust Fund   Unpaid
                               Shortfalls    Expenses    Amounts
A                                     0.00        0.00       0.00
CE                                    0.00        0.00       0.00
TOTAL                                 0.00        0.00       0.00

Section 4.02 (xviii.)
PREPAYMENT INTEREST           Prepayment Interest Shortfalls not           0.00
  SHORTFALLS                  covered by the Servicer:


Section 4.02 (xix.)           Relief Act Interest Shortfall                0.00

Section 4.02 (xx.)            Fraud Loss Amount                    2,973,587.00
                              Bankruptcy Amount                      100,000.00
                              Special Hazard Amount                1,540,000.00

Section 4.02 (xxi.)           Basis Risk Shortfall                         0.00

Section 4.02 (xxii.)          Unpaid Basis Risk Shortfall                  0.00

Section 4.02 (xxiii.)         Required Subordinated Amount         2,973,335.80

Section 4.02 (xxiv.)          Subordination Increase Amount                0.00

Section 4.02 (xxv.)           Subordination Reduction Amount               0.00

Section 4.02 (xxvi.)
PASS THROUGH RATE                                      Class A    Class CE
                Current Distribution Period              5.835000%     3.286710%
                Next Distribution Period (Estimated)     5.897500%     3.050016%


Section 4.02 (xxvii.)
RESERVE FUND                  Beginning Balance                        2,685.47
                              Deposits                                   744.96
                              Withdrawals                                  0.00
                              Ending Balance                           3,430.43

PERFORMANCE MEASURES
                              Net Monthly Excess Spread              244,696.33
                              Net Monthly Excess Cash Flow           244,696.33
                              Spread Squeeze Percentage                 3.40550%
                              Spread Squeeze Subordination
                              Increase Amount                              0.00
                                                         Step Up- Step Down-
                                                    Current Level Current Level
Step Up and Step Down Triggers   Current Level:        more than: less than:
     Cumulative Loss Test         0.000000%              0.750000%           NA
     Rolling Delinquency Test     3.754064%             11.000000%     9.000000%
     Rolling Loss Test            0.000000%              1.000000%     0.500000%

Step Up Trigger Occurrence                 NO
Step Down Trigger Occurrence               NO




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				First Trust National Association


Dated: 	September 30, 1997